STOCK OPTION AGREEMENT

March 5, 2007

“Optionee”
Address
City, State

Re:	GEO Holdings Corp. (the “Company”)
Grant of Stock Option

Dear ___________:

The Company is pleased to advise you that its Board of Directors has granted to you a stock option (an “Option”), as provided below, under the GEO Holdings Corp. 2004 Stock Option Plan (the “Plan”), a copy of which is attached hereto and incorporated herein by reference. The Option is not intended to be an “incentive stock option” within the meaning of Section 422 of the Code. The Option has been granted, and the Option Shares will be issued, pursuant to a “compensatory benefit plan” within the meaning of such term under Rule 701 of the Securities Act of 1933, as amended.

1.  Definitions. For the purposes of this Agreement, the following terms shall have the meanings set forth below:

“Affiliate” shall mean, as to any specified Person, (i) any shareholder, equity owner, officer, or director of such Person and their family members or (ii) any other Person which, directly or indirectly or indirectly, controls, is controlled by, employed by or is under common control with, any of the foregoing. For the purposes of this definition, “control” means the possession of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

“Board” shall mean the Board of Directors of the Company.

“Cause” shall have the meaning given to such term in the Plan.

“CHS” shall mean Code Hennessy & Simmons IV LP, a Delaware limited partnership.

“Code” shall mean the Internal Revenue Code of 1986, as amended, and any successor statute.

“Committee” shall mean the Compensation Committee, or such other committee of the Board which may be designated by the Board to administer the Plan. The Committee shall be composed of two or more directors as appointed from time to time to serve by the Board.

“Common Stock” shall mean the Company’s Common Stock, par value $.01 per share, or, in the event that the outstanding Common Stock is hereafter changed into or exchanged for different stock or securities of the Company, such other stock or securities.

“Company” shall mean GEO Holdings Corp., a Delaware corporation, and (except to the extent the context requires otherwise) any subsidiary corporation of GEO Holdings Corp. as such term is defined in Section 424(f) of the Code.

“Date of Termination” shall have the meaning given to such term in the Plan.

“Disability” shall have the meaning given to such term the Plan.

“Employment Agreement” shall mean the Employment Agreement, if any, by and between you and the Company.

“Fair Market Value” of each Option Share shall mean the average of the closing prices of the sales of the Company’s Common Stock on all securities exchanges on which the Company Common Stock may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day the Company Common Stock is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, or, if on any day the Company Common Stock is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which the Fair Market Value is being determined and the 20 consecutive business days prior to such day. If at any time the Company Common Stock is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the Fair Market Value shall be determined in good faith by the Board; provided that, if a holder of Option Shares disagrees with such determination in connection with the exercise of the Repurchase Option, such holder may request that the Company retain a valuation expert to determine Fair Market Value (a “Valuation”); provided further that if a Valuation has previously been requested pursuant to any other option agreement of the Company, the Company shall not be obligated to conduct a Valuation, but instead shall determine Fair Market Value in good faith using methodology consistent with that used by the valuation expert in connection with the prior Valuation.

“Family Group” shall have the meaning given to such term the Plan.

“Good Reason” (A) has the meaning given to such term under your Employment Agreement or (B) if and only if no such definition within such Employment Agreement is in effect on the date of determination, means, in connection with a voluntary termination by you, that without your written consent, (i) a material diminution of your title, authority, status or responsibilities or (ii) a material breach by the Company of your Employment Agreement; provided, however, that the Company shall have the opportunity to cure the reasons contained in clauses (i) or (ii) for thirty (30) days following receipt by the Company of a notice of termination from you detailing the alleged Good Reason.

“Option Shares” shall mean (i) all shares of Common Stock issued or issuable upon the exercise of the Option and (ii) all shares of Common Stock issued with respect to the Common Stock referred to in clause (i) above by way of stock dividend or stock split or in connection with any conversion, merger, consolidation or recapitalization or other reorganization affecting the Common Stock. Option Shares shall continue to be Option Shares in the hands of any holder other than you (except for the Company or CHS), and each such transferee thereof shall automatically succeed to the rights and obligations of a holder of Option Shares hereunder.

“Person” shall have the meaning given to such term the Plan.

“Public Offering” shall mean the sale, in an underwritten public offering registered under the Securities Act, of shares of the Company’s Common Stock.

“Public Sale” means any sale pursuant to a registered public offering under the Securities Act or any sale to the public pursuant to Rule 144 or Rule 144A promulgated under the Securities Act effected through a broker, dealer or market maker at a time when the Company is a reporting company under the Securities Exchange Act of 1934 and has filed all reports required thereunder.

“Qualified Public Offering” shall mean a sale of equity securities of the Company in an underwritten (firm commitment) public offering registered under the Securities Act, with gross proceeds of not less than $50,000,000, and resulting in the listing of such of the Corporation’s equity securities on a nationally recognized stock exchange, including without limitation, The Nasdaq Stock Market National Market System.

“Registration Agreement” shall mean that certain Registration Agreement, dated as of May 18, 2004, by and among the Company and certain investors, as amended from time to time.

“Sale of the Company” shall have the meaning given to such term the Plan.

“Securities Act” shall mean the Securities Act of 1933, as amended, and any successor statute.

“Stockholders Agreement” shall mean that certain Stockholders Agreement, dated as of May 18, 2004, by and among the Company and certain investors, as amended from time to time.

2.  Option.

(a)  Terms. Your Option is for the purchase of up to ____ shares of Common Stock (the “Option Shares”) at a price per share of $21.91 (the “Exercise Price”), payable upon exercise as set forth in Section 2(b) below. Your Option shall expire at the close of business on March 4th, 20171 10 years from issuance. (the “Expiration Date”), subject to earlier expiration upon termination of your employment as provided in Section 4(b) below.

(b)  Payment of Option Price. Subject to Section 3 below, your Option may be exercised in whole or in part upon payment of an amount (the “Option Price”) equal to the product of (i) the Exercise Price multiplied by (ii) the number of Option Shares to be acquired. Payment shall be made in cash (including check, bank draft or money order).

3.  Vesting. Your option is fully vested upon issuance.

4.  Expiration of Option.

(a)  Normal Expiration. In no event shall any part of your Option be exercisable after the Expiration Date set forth in Section 2(a) above.

(b)  Early Expiration Upon Termination of Employment. Subject in all cases to Section 4(a) above, your Option shall expire and be forfeited on your Date of Termination, provided that (i) if you die or become subject to any Disability, your Option shall expire and be forfeited six months from the date of your death or Disability and (ii) if your employment terminates for any other reason (other than by a termination for Cause), your Option shall expire and be forfeited 90 days after your Date of Termination.

(c)  Early Expiration Upon Sale of the Company. Any portion of your Option which has not been exercised prior to or in connection with the Sale of the Company shall expire and be forfeited upon the consummation of the Sale of the Company, unless otherwise determined by the Committee or the Board.

5.  Procedure for Exercise. You may exercise all or any portion of your Option, to the extent it is outstanding, at any time and from time to time prior to its expiration, by delivering written notice to the Company (to the attention of the Company’s Secretary) and your written acknowledgement that you have read and have been afforded an opportunity to ask questions of management of the Company regarding all financial and other information provided to you regarding the Company, together with payment of the Option Price in accordance with the provisions of Section 2(b) above. As a condition to any exercise of your Option, you shall (i) permit the Company to deliver to you all financial and other information regarding the Company it believes necessary to enable you to make an informed investment decision; (ii) make all customary investment representations which the Company requires; (iii) if at the time of exercise you are not already a party to the Stockholders Agreement and/or the Registration Agreement, sign (x) the Joinder attached hereto as Exhibit A and thereby agree to be bound by the Stockholders Agreement and (y) the Joinder attached hereto as Exhibit B and thereby agree to be bound by the Registration Agreement; and (iv), if required by the Company, sign and agree to become bound by any other agreement(s) to which all or substantially all of the Company’s stockholders are party.

6.  Securities Laws Restrictions and Other Restrictions on Transfer of Option Shares. You represent and warrant that when you exercise your Option you shall be purchasing Option Shares for your own account and not on behalf of others. You understand and acknowledge that federal and state securities laws govern and restrict your right to offer, sell or otherwise dispose of any Option Shares unless your offer, sale or other disposition thereof is registered or qualified under the Securities Act and state securities laws, or in the opinion of the Company’s counsel, such offer, sale or other disposition is exempt from registration or qualification thereunder. You agree that you shall not offer, sell or otherwise dispose of any Option Shares in any manner which would: (i) require the Company to file any registration statement with the Securities and Exchange Commission (or any similar filing under state law) or to amend or supplement any such filing or (ii) violate or cause the Company to violate the Securities Act, the rules and regulations promulgated thereunder or any other state or federal law. You further understand that the certificates for any Option Shares you purchase shall bear such legends as the Company deems necessary or desirable in connection with the Securities Act or other rules, regulations or laws.

7.  Non-Transferability of Option. Your Option is personal to you and is not transferable by you other than by will or the laws of descent and distribution. During your lifetime only you (or your guardian or legal representative) may exercise your Option. Subject to Section 4, in the event of your death, your Option may be exercised only (i) by the executor or administrator of your estate or the Person or Persons to whom your rights under the Option shall pass by will or the laws of descent and distribution and (ii) to the extent at the date of your death that you were entitled to exercise your Option hereunder. The restrictions set forth in this Section 7 and elsewhere in this Agreement shall survive any such transfer of your Option and shall be binding upon any such transferee.

8.  Conformity with Plan. Your Option is intended to conform in all respects with, and is subject to all applicable provisions of, the Plan (which is incorporated herein by reference). Inconsistencies between this Agreement and the Plan shall be resolved in accordance with the terms of the Plan. By executing and returning the enclosed copy of this Agreement, you acknowledge your receipt of this Agreement and the Plan and agree to be bound by all of the terms of this Agreement and the Plan.

9.  Rights of Participants. Nothing in this Agreement shall interfere with or limit in any way the right of the Company to terminate your employment at any time (with or without Cause), nor confer upon you any right to continue in the employ of the Company for any period of time or to continue your present (or any other) rate of compensation, and in the event of your termination of employment (including, but not limited to, termination by the Company without Cause) any portion of your Option that was or was not previously vested and exercisable shall expire and be forfeited, except as expressly provided in Section 4(b). Nothing in this Agreement shall confer upon you any right to be selected again as a Plan participant, and nothing in the Plan or this Agreement shall provide for any adjustment to the number of Option Shares subject to your Option upon the occurrence of subsequent events except as provided in Section 11 below.

10.  Withholding of Taxes. The Company shall be entitled, if necessary or desirable, to withhold from you from any amounts due and payable by the Company to you (or secure payment from you in lieu of withholding) the amount of any withholding or other tax due from the Company with respect to any Option Shares issuable upon exercise of your Option, and the Company may defer such issuance unless indemnified by you to its satisfaction.

11.  Adjustments. In the event of a reorganization, recapitalization, stock dividend or stock split, or combination or other change in the shares of the Common Stock (an “Adjustment Transaction”), the Board or the Committee may, in order to prevent the dilution or enlargement of rights under your Option, make proportional adjustments in the number and type of shares covered by your Option and the exercise price specified herein, so (i) that your Option (or any replacement thereof) represents the right to purchase the shares of stock, securities or other property (including cash) as may be issuable or payable as a result of such Adjustment Transaction with respect to or in exchange for the number of shares of Common Stock purchasable and receivable upon exercise of your Option had such exercise occurred in full immediately prior to such Adjustment Transaction, and (ii) the aggregate exercise price of your Option remains unchanged, unless, in each case, if the Committee determines that such adjustment to your Option could reasonably be expected to cause your Option to be treated as providing for the deferral of compensation pursuant to Code §409A (or under Notice 2005-1, as amended or supplemented from time to time, or Treasury Regulations or other IRS guidance issued under Code §409A). The issuance by the Company of shares of stock of any class, or options or securities exercisable or convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale, or upon the exercise of rights or warrants to subscribe therefor, or upon exercise or conversion of other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to your Option.

12.  Repurchase Option.

(a)  Repurchase Option. In the event you cease to be employed by the Company and its Subsidiaries (the “Company Group”) for any reason, your Option Shares (whether held by you or one or more of your transferees) shall be subject to repurchase by the Company and CHS (or any of its Affiliates) pursuant to the terms and conditions set forth in this Section 12 (the “Repurchase Option”).

(b)  Repurchase Price.

(i)  If your employment is terminated (A) by the Company without Cause, (B) by you for Good Reason, (C) due to your death or Disability or, (D) after the third anniversary hereof, by you without Good Reason, the purchase price for each Option Share shall equal the Fair Market Value (measured at the Repurchase Date (as defined below)) for such share.

(ii)  If your employment is terminated (A) on or before the third anniversary hereof by you without Good Reason or (B) at any time by the Company for Cause, then the purchase price for each Option Share shall equal the lower of (x) the original cost of such Option Share or (y) Fair Market Value (measured at the Repurchase Date (as defined below)).

(c)  Repurchase Procedure.

(i)  In connection with any exercise of the Repurchase Option, the Board may elect to purchase all or any portion of your Option Shares by delivering written notice (the “Repurchase Notice”) to you or any other holders of Option Shares within seven months after the Date of Termination. The Repurchase Notice shall set forth the number of Option Shares to be acquired from you and such other holder(s), the aggregate consideration to be paid for such shares and the time and place for the closing of the transaction.

(ii)  If for any reason the Company does not elect to purchase all of the Option Shares pursuant to the Repurchase Option, CHS shall be entitled to exercise the Repurchase Option for the Option Shares the Company has not elected to purchase (the “Available Shares”). As soon as practicable after the Company has determined that there will be Available Shares, but in any event prior to the 20th day before the expiration of the seven-month period described in clause (i) above, the Company shall give written notice (the “Option Notice”) to CHS setting forth the number of Available Shares and the purchase price for the Available Shares. CHS may elect to purchase any or all of the Available Shares by giving written notice to the Company within 30 days after the Option Notice has been given by the Company setting forth the number of shares CHS shall purchase, the aggregate purchase price and the time and place of the closing of the transaction (the “CHS Option Notice”).

(iii)  The closing of the purchase of the Option Shares pursuant to the Repurchase Option shall take place on the date designated in the Repurchase Notice or CHS Option Notice, which date shall not be more than 30 days nor less than five days after the delivery of the later of either such notice to be delivered. Notwithstanding the date upon which the closing occurs, the date upon which the repurchase shall be effective (the “Repurchase Date”) shall be the Date of Termination. The Company and/or CHS shall pay for the Option Shares to be purchased pursuant to the Repurchase Option by delivery of a check or wire transfer of funds; provided that if a cash payment would violate any loan agreement with a lender of the Company Group, then such payment will be paid in a manner that does not violate the loan agreement if the following would not violate the loan agreement, including by a subordinated promissory note bearing interest at a rate per annum equal to the “prime rate” plus two (2) percentage points as listed in The Wall Street Journal in its “Money Rates” section on the Date of Termination and payable in equal monthly installments over a five (5) year period. If any restrictions in any loan agreement with a lender of the Company Group prohibit (i) the repurchase of Option Shares hereunder which the Company is otherwise entitled or required to make or (ii) dividends or other transfers of funds from one or more subsidiaries to the Company to enable such repurchases, then the Company may make such repurchases as soon as it is permitted to make repurchases or receive funds from subsidiaries under such restrictions. The purchasers of Option Shares hereunder shall be entitled to receive customary representations and warranties from the sellers regarding such sale of shares (including representations and warranties regarding good title to such shares, free and clear of any liens or encumbrances) and to require all sellers’ signatures be guaranteed by a national bank or reputable securities broker.

(d)  Termination. The right of the Company and CHS to repurchase Option Shares pursuant to this Section 12 shall terminate upon the first to occur of the Sale of the Company or a Qualified Public Offering.

13.  Restrictions on Transfer. Neither you nor any of your transferees shall sell, transfer, assign, pledge or otherwise dispose of (whether with or without consideration and whether voluntarily or involuntarily or by operation of law) (a “Transfer”) any interest in any Option Shares without the prior written consent of the Company; except, you shall be entitled to Transfer Option Shares pursuant to the terms and conditions of Section 12 and Section 15 of this Agreement and pursuant to the terms and conditions of Sections 2(c), 2(d) or 4 of the Stockholders Agreement. The restrictions set forth in this Section 13 will continue with respect to each Option Share until the earliest of (i) the date on which such Option Share has been transferred in a Public Sale (subject to Section 15), (ii) the consummation of a Qualified Public Offering, or (iii) the consummation of a Sale of the Company.

14.  Additional Restrictions on Transfer.

(a)  Legend. The certificates representing the Option Shares shall bear the following legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED ON ___________________, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER, CERTAIN REPURCHASE OPTIONS AND CERTAIN OTHER AGREEMENTS SET FORTH IN A STOCK OPTION AGREEMENT BETWEEN THE COMPANY AND _______________ DATED AS OF ________________, AS AMENDED AND MODIFIED FROM TIME TO TIME. A COPY OF SUCH AGREEMENT MAY BE OBTAINED BY THE HOLDER HEREOF AT THE COMPANY’S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE.”

(b)  Opinion of Counsel. No holder of Option Shares may sell, transfer or dispose of any Option Shares (except pursuant to an effective registration statement under the Securities Act) without first delivering to the Company an opinion of counsel (reasonably acceptable in form and substance to the Company) that neither registration nor qualification under the Securities Act and applicable state securities laws is required in connection with such transfer.

15.  Open Market Transactions. If the Board, CHS and the holders of a majority of the outstanding shares of Common Stock approve an initial public offering of Common Stock (the “Initial Public Offering”) pursuant to an effective registration statement under the Securities Act, no holder of Option Shares shall sell any Option Shares in Public Sales; provided that, notwithstanding anything to the contrary herein, if CHS or its Affiliates (the “CHS Group”) sells any shares of Common Stock it or they then hold (the “CHS Shares”) in a Public Sale, you may also sell Option Shares held by you in Public Sales in a percentage equal to or less than the percentage of CHS Shares so sold by the CHS Group.

16.  Remedies. The parties hereto (and CHS as a third-party beneficiary) shall be entitled to enforce their rights under this Agreement specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto acknowledge and agree that money damages would not be an adequate remedy for any breach of the provisions of this Agreement and that any party hereto (and CHS as a third-party beneficiary) may, in its sole discretion, apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief (without posting bond or other security) in order to enforce or prevent any violation of the provisions of this Agreement.

17.  Amendment. Except as otherwise provided herein, any provision of this Agreement may be amended or waived only with the prior written consent of you and the Company; provided that no provision of Section 12, 13, 14, 15, 16 or of this Section 17 may be amended or waived without the prior written consent of CHS. Notwithstanding any other provisions of the Plan or your Option, and in addition to the powers of amendment and modification set forth in the Plan and herein, the provisions of the Plan and the provisions of your Option may be amended unilaterally by the Committee from time to time (but it shall have no obligation to do so) to the extent reasonably determined by the Committee to be necessary (and only to the extent reasonably determined by the Committee to be necessary) to prevent the implementation, application or existence (as the case may be) of any such provision from causing your Option to be treated as providing for the deferral of compensation pursuant to Code §409A (or under Notice 2005-1, as amended or supplemented from time to time, or Treasury Regulations or other IRS guidance issued under Code §409A).

18.  Successors and Assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and permitted assigns of the parties hereto whether so expressed or not.

19.  Section §409A Matters. If a tax is imposed on you due to the application of Code §409A to your Option, the Company shall, at your written request, at the time such tax becomes due and payable, make a loan (each such loan, a “Loan”) to you in an amount equal to such tax that is imposed. Each such Loan will bear simple interest at a rate equal to the Applicable Federal Rate applicable to loans of such nature (as reasonably determined by the Committee) on the principal amount outstanding under such loan beginning on the date such Loan is made and continuing until the principal amount of such Loan and all interest thereon is repaid in full. The principal and all accrued and unpaid interest on such Loan shall be due and payable to the Company at the time you exercise your Option. The Company may cause any of its Subsidiaries to make any such Loan on the terms and conditions set forth in this section. You hereby agree and acknowledge that neither the Company nor any of its Affiliates makes any representations with respect to the application of Code §409A to your Option and, by the acceptance of your Option, you agree to accept the potential application of Code §409A to the Options and the other tax consequences of the issuance, vesting, ownership, modification, adjustment, exercise and disposition of your Option.

20.  Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

21.  Counterparts. This Agreement may be executed simultaneously in two or more counterparts, which may be delivered by facsimile or comparable electronic transmission, each of which shall constitute an original, but all of which taken together shall constitute one and the same Agreement.

22.  Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

23.  Governing Law. All questions concerning the construction, validity and interpretation of this Agreement shall be governed by the internal law, and not the law of conflicts, of Delaware.

24.  Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally, mailed by certified or registered mail, return receipt requested and postage prepaid or mailed by reputable overnight courier service, to the recipient. Such notices, demands and other communications shall be sent to you and to the Company and CHS at the addresses indicated below:

If to the Optionee:

“Optionee”
Address
City, State

If to the Company:

GEO Holdings Corp.
19103 Gundle Road
Houston, TX 77073
Attention: President

with copies to:

Code Hennessy & Simmons LLC
10 South Wacker Drive, Suite 3175
Chicago, Illinois 60606
Facsimile: (312) 876-3854
Attention: Daniel J. Hennessy and Marcus George

Kirkland & Ellis LLP
200 East Randolph Drive
Chicago, Illinois 60601
Facsimile: (312) 861-2200
Attention: Kevin R. Evanich, P.C.

If to CHS:

Code Hennessy & Simmons LLC
10 South Wacker Drive, Suite 3175
Chicago, Illinois 60606
Facsimile: (312) 876-3854
Attention: Daniel J. Hennessy and Marcus George

with copies to:

Kirkland & Ellis LLP
200 East Randolph Drive
Chicago, Illinois 60601
Facsimile: (312) 861-2200
Attention: Kevin R. Evanich, P.C.

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

25.  Third-Party Beneficiary. The Company and you acknowledge that CHS is a third-party beneficiary under this Agreement.

26.  Entire Agreement. This Agreement constitutes the entire understanding between you and the Company with respect to the subject matter hereof, and supersedes all other agreements, whether written or oral, with respect to the acquisition by you of Common Stock of the Company, except for any other written agreements duly executed by the Company to which you are a party.

* * * * *

Please execute the extra copy of this Agreement in the space below and return it to the Company’s Secretary at its executive offices to confirm your understanding and acceptance of the agreements contained in this Agreement.

Very truly yours,

GEO HOLDINGS CORP.

By:
Name: Samir T. Badawi
Title: President & CEO

Enclosures:	(1)	Extra copy of this Agreement
	(2)	Copy of the Plan
The undersigned hereby acknowledges having read this Agreement and the Plan and hereby agrees to be bound by all provisions set forth herein and in the Plan.

Dated as of	OPTIONEE Name:

CONSENT

The undersigned spouse of “Optionee” hereby acknowledges that I have read the foregoing Stock Option Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse’s shares of Common Stock under certain circumstances and imposes other restrictions on the transfer of such Common Stock. I agree that my spouse’s interest in the Common Stock is subject to this Agreement and any interest I may have in such Common Stock shall be irrevocably bound by this Agreement and further that my community property interest, if any, shall be similarly bound by this Agreement.

I am aware that the legal, financial and other matters contained in this Agreement are complex and I am free to seek advice with respect thereto from independent counsel. I have either sought such advice or determined after carefully reviewing this Agreement that I will waive such right.

______________________________
«Spouse»

______________________________
Witness

Exhibit A

STOCKHOLDERS AGREEMENT

Joinder

The undersigned is executing and delivering this Joinder pursuant to the Stockholders Agreement dated as of May 18, 2004 (as amended from time to time, the “Stockholders Agreement”), among GEO Holdings Corp., a Delaware corporation (the “Company”) and the other person named as parties therein.

By executing and delivering this Joinder to the Company, the undersigned hereby agrees to become a party to, to be bound by, and to comply with the provisions of the Stockholders Agreement as a holder of Stockholder Shares in the same manner as if the undersigned were an original signatory to the Stockholders Agreement, and the undersigned’s _______ shares of Common Stock shall be included as Stockholder Shares under the Stockholders Agreement. Any notice required to be given to the undersigned pursuant to Section 11(g) of the Stockholders Agreement shall be sent to the address set forth below.

Accordingly, the undersigned has executed and delivered this Joinder as of the ___ day of ____________, ______.

__________________________________________
Signature of Stockholder

__________________________________________
Print Name of Stockholder

Address:
__________________________________________
__________________________________________
__________________________________________

Exhibit B

REGISTRATION AGREEMENT

Joinder

The undersigned is executing and delivering this Joinder pursuant to the Registration Agreement dated as of May 18, 2004 (as amended from time to time, the “Registration Agreement”), among GEO Holdings Corp., a Delaware corporation (the “Company”), and the other persons named as parties therein.

By executing and delivering this Joinder to the Company, the undersigned hereby agrees to become a party to, to be bound by, and to comply with the provisions of the Registration Agreement as a holder of Other Registrable Securities in the same manner as if the undersigned were an original signatory to the Registration Agreement, and the undersigned’s ______ shares of Common Stock shall be included as Other Registrable Securities under the Registration Agreement.

Accordingly, the undersigned has executed and delivered this Joinder as of the ___ day of _________, _____.

__________________________________________
Signature of Stockholder

__________________________________________
Print Name of Stockholder